Fair Value Measurements and Financial Instruments	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Measurements and Financial Instruments
FAIR VALUE MEASUREMENTS AND FINANCIAL INSTRUMENTS

Fair value is the price at which a market participant could sell an asset or transfer a liability to an unrelated party. A fair value measurement is required to reflect the assumptions that market participants would use in pricing an asset or liability based on the best available information. These assumptions include the risks inherent in a particular valuation technique, such as a pricing model, and the risks inherent in the inputs to the model. A fair value hierarchy exists that prioritizes the inputs used to measure fair value.

The three levels of the fair value hierarchy are defined as follows:

Level 1:    Fair value determined using unadjusted quoted prices in active markets;
Level 2:    Fair value determined using pricing inputs that are observable; and

Level 3:	Fair value determined using unobservable inputs only when relevant observable inputs are not available.

The fair values of the Corporation's financial instruments, including derivatives, reflect point-in-time estimates based on current and relevant market information about the instruments as at the balance sheet dates. The estimates cannot be determined with precision as they involve uncertainties and matters of judgment and, therefore, may not be relevant in predicting the Corporation's future consolidated earnings or cash flows. Changes in economic conditions or model-based valuation techniques may require the transfer of financial instruments from one fair value to another. There were transfers between levels 2 and 3 during 2017.

The following tables present, by level within the fair value hierarchy, the Corporation's assets and liabilities accounted for at fair value on a recurring basis. These assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement.

As at December 31, 2017
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Energy contracts subject to regulatory deferral (1) (2)	$—	$19	$2	$21
Energy contracts not subject to regulatory deferral (1)	—	26	4	30
Foreign exchange contracts (3)	3	—	—	3
Other investments (4)	78	—	—	78
Total assets	$81	$45	$6	$132

Liabilities
Energy contracts subject to regulatory deferral (2) (5)	$(1)	$(103)	$(2)	$(106)
Energy contracts not subject to regulatory deferral (5)	—	—	(1)	(1)
Interest rate and total return swaps (3)	—	(1)	—	(1)
Total liabilities	$(1)	$(104)	$(3)	$(108)

As at December 31, 2016
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Energy contracts subject to regulatory deferral (1) (2)	$1	$13	$5	$19
Energy contracts not subject to regulatory deferral (1)	—	1	2	3
Interest rate swaps (3)	—	11	—	11
Other investments (4)	69	—	—	69
Total assets	$70	$25	$7	$102

Liabilities
Energy contracts subject to regulatory deferral (2) (5)	$—	$(21)	$(5)	$(26)
Energy contracts not subject to regulatory deferral (5)	—	(9)	—	(9)
Interest rate and total return swaps (3)	—	(3)	—	(3)
Total liabilities	$—	$(33)	$(5)	$(38)

(1)	The fair value of the Corporation's energy contracts is recognized in accounts receivable and other current assets and long-term other assets.

(2)
Unrealized gains and losses arising from changes in fair value of these contracts are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates as permitted by the regulators, with the exception of long-term wholesale trading contracts and certain gas swap contracts.

(3)
The fair value of the Corporation's foreign exchange contracts, interest rate and total return swaps is recognized in accounts receivable and other current assets, accounts payable and other current liabilities and long-term other liabilities.

(4)	Included in long-term other assets on the consolidated balance sheet (Note 9).

(5)	The fair value of the Corporation's energy contracts is recognized in accounts payable and other current liabilities and non-current other liabilities.

The Corporation has elected gross presentation for its derivative contracts under master netting agreements and collateral positions, which applies only to its energy contracts. The following tables present the potential offset of counterparty netting.

As at December 31, 2017 (in millions)	Gross Amount Recognized in Balance Sheet	Counterparty Netting of Energy Contracts	Cash Collateral Received/Posted	Net Amount
Derivative assets
Energy contracts	$51	$17	$7	$27
Derivative liabilities
Energy contracts	(107)	(17)	—	(90)

As at December 31, 2016 (in millions)	Gross Amount Recognized in Balance Sheet	Counterparty Netting of Energy Contracts	Cash Collateral Received/ Posted	Net Amount
Derivative assets
Energy contracts	$22	$9	$—	$13
Derivative liabilities
Energy contracts	(35)	(9)	—	(26)

Derivative Instruments

The Corporation generally limits the use of derivative instruments to those that qualify as accounting, economic or cash flow hedges, or those that are approved for regulatory recovery. The Corporation records all derivative instruments at fair value, with certain exceptions including those derivatives that qualify for the normal purchase and normal sale exception.

Energy Contracts Subject to Regulatory Deferral
UNS Energy holds electricity power purchase contracts and gas swap contracts to reduce its exposure to energy price risk associated with purchased power and gas requirements. UNS Energy primarily applies the market approach for fair value measurements using independent third-party information, where possible. When published prices are not available, adjustments are applied based on historical price curve relationships, transmission costs and line losses.

Central Hudson holds swap contracts for electricity and natural gas to minimize price volatility by fixing the effective purchase price for the defined commodities. The fair value of the swap contracts was calculated using forward pricing provided by independent third parties.

FortisBC Energy holds gas supply contracts and fixed-price financial swaps to fix the effective purchase price of natural gas, as the majority of the natural gas supply contracts have floating, rather than fixed, prices. The fair value of the natural gas derivatives was calculated using the present value of cash flows based on published market prices and forward curves for natural gas.

These energy contracts were not designated as hedges; however, any unrealized gains or losses associated with changes in the fair value of the derivatives are deferred as a regulatory asset or liability for recovery from, or refund to, customers in future rates, as permitted by the regulators. These unrealized losses and gains would otherwise be recognized in earnings. As at December 31, 2017, unrealized losses of $87 million (December 31, 2016 - $19 million) were recognized in regulatory assets and unrealized gains of $2 million were recognized in regulatory liabilities (December 31, 2016 - $12 million) (Note 8 (viii)).

Energy Contracts Not Subject to Regulatory Deferral
UNS Energy holds wholesale trading contracts that qualify as derivative instruments to fix power prices and realize potential margin, of which 10% of any realized gains are shared with customers through UNS Energy's rate stabilization accounts. The fair value of the wholesale contracts was measured using a market approach using independent third-party information, where possible.

Aitken Creek holds gas swap contracts to manage its exposure to changes in natural gas prices, to capture natural gas price spreads, and to manage the financial risk posed by physical transactions. The fair value of the gas swap contracts was calculated using forward pricing from published market sources.

These energy contracts were not designated as hedges and any unrealized gains or losses associated with changes in the fair value of the derivatives are recognized in revenue. As at December 31, 2017, unrealized gain of $36 million (December 31, 2016 - unrealized loss of $2 million) was recognized in earnings.

Foreign exchange contracts
The Corporation holds US dollar foreign exchange contracts to mitigate its exposure to volatility of foreign exchange rates. The foreign exchange contracts expire in 2018 and have a combined notional amount of $160 million. The fair value of the foreign exchange contracts was measured using a valuation approach using independent third-party information.

Any unrealized gains and losses are recognized in earnings. During 2017 unrealized gains of $3 million were recognized in earnings.

Interest rate and total return swaps
UNS Energy holds an interest rate swap to mitigate its exposure to volatility in variable interest rates on capital lease obligations (Note 15). The interest rate swap agreement expires in 2020 and has a notional amount of $23 million.
The Corporation holds three total return swaps to manage the cash flow risk associated with forecasted future cash settlements of the respective DSU and RSU obligations (Note 21). The total return swaps have a combined notional amount of $33 million and terms ranging from one to three years terminating in January 2018, 2019 and 2020.

In November 2017 ITC terminated its forward-starting interest rate swaps that were used to manage the interest rate risk associated with the November 2017 issuance of US$1 billion fixed-rate debt. As at December 31, 2017, ITC did not have any interest rate swaps outstanding.

The fair value of interest rate swaps at UNS Energy was determined based on an income valuation approach based on the six month LIBOR rates. The fair value of the Corporation's total return swaps was measured using the income valuation approach based on forward pricing curves.

The unrealized gains and losses on interest rate swaps, which qualify as cash flow hedges, are recognized in other comprehensive income and reclassified to earnings as a component of interest expense over the life of the hedged debt. The loss expected to be reclassified to earnings within the next twelve months is estimated to be approximately $3 million, net of tax. The unrealized gains and losses on the total return swaps are recognized in earnings.

Cash flows associated with the settlement of all derivative instruments are included in operating activities on the Corporation's consolidated statement of cash flows.

Other investments
ITC and Central Hudson hold investments in trust associated with supplemental retirement benefit plans for selected employees. These investments consist of mutual funds and money market accounts, which are recorded at fair value based on quoted market prices in active markets. The gains and losses on these funds are recognized in earnings and gains and losses on investments classified as available-for-sale are recognized in accumulated other comprehensive income.

Level 3 Fair Value Measurement
Changes in one or more of the unobservable inputs could have a significant impact on the fair value measurement depending on the magnitude and direction of the change for each input. The impact of changes in fair value is subject to regulatory recovery, with the exception of long-term wholesale trading contracts and certain gas swap contracts.

The following table presents a reconciliation of changes in the fair value of net assets and liabilities classified as level 3 in the fair value hierarchy. Transfers from level 3 to level 2 principally resulted from management's decision that inputs used to calculate the fair value of derivatives are observable and level 2 classification is appropriate.

(in millions)	2017	2016
Balance, beginning of year	$2	$(18)
Realized losses	(10)	(19)
Unrealized (losses) gains	(3)	12
Settlements	12	27
Transfers of assets out of level 3	(2)	—
Transfers of liabilities out of level 3	4	—
Balance, end of year	$3	$2

Volume of Derivative Activity

As at December 31, 2017, the Corporation had various energy contracts that will settle on various expiration dates through 2029. The volumes related to electricity and natural gas derivatives are outlined below.

	2017	2016
Energy contracts subject to regulatory deferral (1)
Electricity swap contracts (GWh)	1,291	2,184
Electricity power purchase contracts (GWh)	761	1,252
Gas swap contracts (PJ)	216	35
Gas supply contract premiums (PJ)	219	240
Energy contracts not subject to regulatory deferral (1)
Wholesale trading contracts (GWh)	2,387	2,058
Gas supply contract premiums (PJ)	—	15
Gas swap contracts (PJ)	36	4

(1)	GWh means gigawatt hours and PJ means petajoules.

Credit Risk

For cash equivalents, accounts receivable and other current assets, and long-term other receivables, the Corporation's credit risk is generally limited to the carrying value on the consolidated balance sheet. The Corporation generally has a large and diversified customer base, which minimizes the concentration of credit risk. The Corporation and its subsidiaries have various policies to minimize credit risk, which include requiring customer deposits, prepayments and/or credit checks for certain customers and performing disconnections and/or using third-party collection agencies for overdue accounts.

ITC has a concentration of credit risk as a result of approximately 69% of its revenue being derived from three primary customers. Credit risk is limited as such customers have investment-grade credit ratings. ITC further reduces its exposure to credit risk by requiring a letter of credit or cash deposit equal to the credit exposure, which is determined by a credit-scoring model and other factors.

FortisAlberta has a concentration of credit risk as a result of its distribution service billings being to a relatively small group of retailers. The Company reduces its exposure by obtaining from the retailers either a cash deposit, bond, letter of credit, an investment-grade credit rating from a major rating agency, or a financial guarantee from an entity with an investment-grade credit rating.

UNS Energy, Central Hudson, FortisBC Energy and Aitken Creek may be exposed to credit risk in the event of non‑performance by counterparties to derivative instruments. The Companies use netting arrangements to reduce credit risk and net settle payments with counterparties where net settlement provisions exist. They also limit credit risk by only dealing with counterparties that have investment‑grade credit ratings. At UNS Energy and Central Hudson, contractual arrangements also contain certain provisions requiring counterparties to derivative instruments to post collateral under certain circumstances.

The value of all derivative instruments in net liability positions under contracts with credit risk-related contingent features was $57 million as of December 31, 2017 (December 31, 2016 - $37 million). If all the credit risk-related contingent features were triggered on December 31, 2017, the Corporation would have been required to post an additional $57 million of collateral to counterparties.

Foreign Exchange Hedge

The reporting currency of ITC, UNS Energy, Central Hudson, Caribbean Utilities, Fortis Turks and Caicos and BECOL is the US dollar. The Corporation's earnings from, and net investments in, foreign subsidiaries are exposed to fluctuations in the US dollar-to-Canadian dollar exchange rate. The Corporation has decreased the above-noted exposure by designating US dollar-denominated borrowings at the corporate level as a hedge of its net investment in foreign subsidiaries. The foreign exchange gain or loss on the translation of US dollar-denominated interest expense partially offsets the foreign exchange gain or loss on the translation of the Corporation's foreign subsidiaries' earnings.
As at December 31, 2017, the Corporation's corporately issued US$3,385 million (December 31, 2016 - US$3,511 million) long-term debt has been designated as an effective hedge of a portion of the Corporation's foreign net investments. As December 31, 2017, the Corporation had approximately US$7,548 million (December 31, 2016 - US$7,250 million) in foreign net investments that were unhedged. Foreign currency exchange rate fluctuations associated with the translation of the Corporation's corporately issued US dollar-denominated borrowings designated as effective hedges are recorded on the consolidated balance sheet in accumulated other comprehensive income and serve to help offset unrealized foreign currency exchange gains and losses on the net investments in foreign subsidiaries, which gains and losses are also recorded on the consolidated balance sheet in accumulated other comprehensive income.

Financial Instruments Not Carried At Fair Value

The following table discloses the estimated fair value measurements of the Corporation's financial instruments not carried at fair value. The carrying values of the Corporation's consolidated financial instruments approximate their fair values, reflecting the short-term maturity, normal trade credit terms and/or nature of these instruments, except as follows.

	2017		2016
(in millions)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Long-term debt, including current portion (Note 14) (1)	$21,535	23,481	$21,219	$22,523
Waneta Partnership promissory note (Note 16)	63	64	59	61

(1)	Long-term debt is valued using Level 2 inputs.

The fair value of long-term debt is calculated using quoted market prices when available. When quoted market prices are not available, as is the case with the Waneta Partnership promissory note and certain long-term debt, the fair value is determined by either: (i) discounting the future cash flows of the specific debt instrument at an estimated yield to maturity equivalent to benchmark government bonds or treasury bills with similar terms to maturity, plus a credit risk premium equal to that of issuers of similar credit quality; or (ii) obtaining from third parties indicative prices for the same or similarly rated issues of debt of the same remaining maturities. Since the Corporation does not intend to settle the long-term debt or promissory note prior to maturity, the excess of the estimated fair value above the carrying value does not represent an actual liability.